SEE RESTRICTIVE LEGEND ON REVERSE SIDE

                               ZAP POWER SYSTEMS

                                 COMMON SHARES

         The shares represented by this certificate have not been registered under any federal or state securities law. They have been required for investment and may not be transferred without an effective registration statement pursuant to such laws or an opinion of legal counsel satisfactory to the Corporation that registration is not required.

This  Certifies  that__________________________________________is  the  owner of
_________________________________________________________________fully  paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witenss Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated_____________________________
______________________________                    ______________________________
     SECRETARY TREASURER                                         PRESIDENT

                               [GRAPHIC OMITTED]

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGINED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL, FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW."

         The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT ENT  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT--____Custodian____(Minor) under Uniform Gifts to Minors Act (State)

For value received, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     ______________________________________

                     ______________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the Within certificate, and hereby irrevocably constitutes and appoints___________________________________________Attorney to transfer the said shares on the books of the within-named Corporation with the full power of substitution in the premises.

Dated,__________________________
                                             ___________________________________
          In presence of
________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.